Investor Presentation MAY 2019 FISCAL YEAR 2019 Exhibit 99.1

DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, free cash flow, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition to and not as an alternative to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Fiscal 2020 Full Year Outlook,” reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2019. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA Margin on Revenue guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. All quarterly financial information for the fiscal year ended March 31, 2017 presented herein is as previously reported under ASC 605 while the annual financial information for the fiscal year ended March 31, 2017 was retroactively recast for the effects of ASC 606 and ASU 2017-07, as required. Unless otherwise specified, all references to "record" results are with respect to the period since Booz Allen's initial public offering.

WHY INVEST IN BOOZ ALLEN HAMILTON INVESTMENT THESIS STRONG FINANCIAL RETURNS 66% ADEPS GROWTH BY FY21 + ~2% Dividend Yield 6-9% Low 10% Range ~$1.4B Annual Revenue Growth Adj. EBITDA Margins Capital Deployment = + Investments in innovation, talent, and capabilities position us to help clients adopt current and new technologies First mover advantage enhanced by our ability to combine mission knowledge, consulting heritage and technical depth, creating value for critical missions and top priorities Continued investment in new business lines and solutions that will drive future growth FY2018 - FY2021 66% ADEPS GROWTH BY FY21 + ~2% Dividend Yield 8.7% 60 bps $364M YEAR ONE Annual Revenue Growth Adj. EBITDA Margins Capital Deployment

BOOZ ALLEN’S LEADERSHIP TEAM OUR PURPOSE, AS A FIRM, IS TO EMPOWER PEOPLE TO CHANGE THE WORLD Our employees work at 500+ LOCATIONS IN 25+ COUNTRIES ~26,100 Number of employees(1) As of 3/31/2019 ~29%(1) are Veterans ~66%(1) of staff with security clearances ~85% hold bachelor’s degrees ~40% hold master’s degrees ~3% hold doctoral degrees(1) Horacio D. Rozanski President and CEO Kristine Martin Anderson Civilian Services Group Lead Karen M. Dahut Global Defense Group Lead Lloyd W. Howell, Jr. CFO and Treasurer Nancy J. Laben Chief Legal Officer Gary D. Labovich Management Systems Modernization Lead Christopher Ling National Security Group Lead Joseph W. Mahaffee Chief Administrative Officer Angela M. Messer Chief Transformation Officer Susan L. Penfield Chief Innovation Officer and Strategic Innovation Group Lead Elizabeth M. Thompson Chief People Officer

AN INDUSTRY LEADER BOOZ ALLEN CONTINUES ITS 100+ YEAR HISTORY AS AN INDUSTRY LEADER We bring bold thinking and a desire to be the best in our work in consulting, analytics, digital solutions, engineering, and cyber, focused on agencies ranging from defense to health, energy, and international development Founded in 1914 (100+ year history) Headquartered in McLean, VA (close to core clients) November 2010 IPO (NYSE listed under ticker BAH) Single P&L (drives collaboration across leadership) $6.7B in FY’19 Revenue $419M in FY’19 Net Income (6.2% margin) $675M in FY’19 Adj. EBITDA (10.1% margin) Pure-play services provider (96% U.S. Gov’t) (1) Diversification insulates P&L (~4,700 total contracts & task orders) (1) Contract information includes contracts and task orders and is based on FY’19 results KEY HIGHLIGHTS CONTRACT MIX WIN RATE (1) FY’19 PRIME / SUB

Focuses on delivering transformational solutions in the areas of decision analytics, automation, and data science, as well as new or emerging areas. Combines the power of modern systems development techniques and cloud platforms with machine learning to transform customer and mission experiences. Delivers engineering services and solutions to define, develop, implement, sustain, and modernize complex physical systems. Focuses on active prevention, detection, and cost effectiveness for cybersecurity needs. Focuses on the talent and expertise needed to solve client problems and develop mission-oriented solutions. COMPREHENSIVE SUITE OF SERVICE OFFERINGS STRATEGICALLY ALIGNED WITH CUSTOMER’S CURRENT AND FUTURE PRIORITIES Consulting Analytics Digital Solutions Engineering Cyber

BROAD CUSTOMER BASE SPANNING THE U.S. GOVERNMENT, INTERNATIONAL AND COMMERCIAL CLIENTS Commercial: Financial Services, Health and Life Sciences, Energy, Transportation International: Middle East, North Africa Region, and Select Asian Markets GLOBAL / COMMERCIAL (4%) U.S. Intelligence Agencies: National Security Agency, National Geospatial-Intelligence Agency, National Reconnaissance Office Military Intelligence Agencies: Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units INTEL (23%) Air Force Army Joint Combatant Commands Navy/Marine Corps DEFENSE (47%) REVENUE BY MARKET (1) FY19 CIVIL (26%) Homeland Security Health & Human Services Veterans Affairs Treasury Justice Client listing includes significant clients based on revenue, but the lists are not all inclusive

VISION 2020 GROWTH STRATEGY CURRENTLY IN ITS SIXTH YEAR OF IMPLEMENTATION, WE’RE IN THE “PAYOFF PERIOD” KEY ELEMENTS OF VISION 2020 IMPACT ON PERFORMANCE – “PAYOFF” Moving closer to the center of our clients’ core mission Increasing the technical content of our work Attracting and retaining superior talent in diverse areas of expertise Leveraging innovation to deliver complex, differentiated, end-to-end solutions Creating a broad network of external partners and alliances Expanding into commercial and international markets Insulated operating performance through budget / economic cycles Higher barriers to entry; supports margin Superior technical execution; stable hiring / retention drives backlog conversion Innovation a key component of investment thesis; option value to enhance growth Partnerships to synthesize innovation and create solutions (i.e. Dell / District Defend) Mix shift drives higher growth and margin; to eventually pivot mature commercial solutions to government end markets

VISION 2020 RESULTS BOOZ ALLEN ANTICIPATES OUR STRONG FINANCIAL PERFORMANCE WILL CONTINUE 1 2016 Net Income benefited from one time release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group (1) (1) NET INCOME (IN MILLIONS) GROWTH… …. DRIVES STRONG DILUTED EARNINGS PER SHARE

STRONG EARNINGS GROWTH DERIVATIVE OF ROBUST, ABOVE-MARKET ORGANIC REVENUE GROWTH Gov Services Industry includes Leidos, SAIC, ManTech, CACI, and Engility (through Q3 FY18) Organic growth reflects disclosed commentary (through SEC filing, presentation, or transcript) around organic growth performance Source: Company presentations, SEC filings, and earnings transcripts ACCELERATING ADJUSTED EBITDA (IN MILLIONS), ADEPS GROWTH ORGANIC REVENUE GROWTH CONSISTENTLY ABOVE MARKET (1), (2), (3) FY’15 – FY’19 Adj. EBITDA CAGR: 6.5% FY’15 – FY’19 ADEPS CAGR: 14.6%

HISTORICAL BACKLOG & BOOK-TO-BILL BACKLOG AND ANNUAL BOOK-TO-BILL POSITION FIRM WELL FOR FUTURE GROWTH 1) For more information on the components of backlog, and the differences between backlog and remaining performance obligations, please see the Company's Form 10-K for the fiscal year ending 3/31/19 BACKLOG (1) 2) Revenue as reported under ASC 605 3) Revenue as adjusted from previously reported to reflect ASC 606 and ASU 2017-07 4) Revenue as reported, reflecting ASC 606 and ASU 2017-07 BOOK-TO-BILL TRENDS - HIGHEST FISCAL YEAR (2) (2) (2) (2) (3) (3) (3) (3) (4) (4) (4) (4) (2) (2) (2) (2) (3) (3) (3) (3) (4) (4) (4) (4) $20.5

DELIVERING SHAREHOLDER VALUE POST-RECESSION, BOOZ ALLEN HAS ESTABLISHED A TRACK RECORD OF DEPLOYING CAPITAL TSR as of 4/30/2019 and assumes dividend reinvested – Capital Deployed as of 3/31/2019 CAPITAL DEPLOYED AND TSR PERFORMANCE SINCE IPO : 701%(1) CAPITAL DEPLOYED SINCE IPO(1): ~$3.3B ($B) 4/30/19

QUARTERLY DIVIDEND BOOZ ALLEN HAS AND WILL CONTINUE TO MAKE OUR QUARTERLY DIVIDEND A FOCUS OF OUR INVESTMENT THESIS Quarterly dividend initiated in 2012 Industry leader in quarterly dividend growth, increasing our quarterly dividend $0.02 annually each of the last four years In FY’19 however, we increased our quarterly dividend $0.04 per share (vs. prior increases of $0.02 per share) due to: The fundamental strength in our business and sector Confidence in our earnings and cash flow generation going forward Since our IPO, our commitment to growth is unmatched in the pure-play government services sector The increase is meant to show: Commitment to our investment thesis (~2% yield) Our desire to continue our track record of industry leading growth (avoid atrophy in growth rate) Calendar Year Annualized Dividend Growth Rate Peers include: CACI, SAIC, LDOS, MANT, PRSP BOOZ ALLEN QUARTERLY DIVIDEND HISTORICAL QUARTERLY DIVIDEND GROWTH RATE(1)(2) 2 1 Proven Annual Dividend Growth Since 2013 Investment Thesis: ~2% Dividend Yield

FISCAL YEAR 2019 PERFORMANCE

KEY FINANCIAL RESULTS FISCAL YEAR 2019 RESULTS (1) Comparisons are to prior fiscal year periods FOURTH QUARTER (1) FISCAL YEAR 2019 (1) Revenue $1.8 billion 9.1% Increase $6.7 billion 8.7% Increase Revenue, Excluding Billable Expenses $1.2 billion 8.1% Increase $4.7 billion 9.1% Increase Adjusted EBITDA $153 million 3.4% Increase $675 million 15.4% Increase Adjusted EBITDA Margin on Revenue 8.6% (5.3)% Decrease 10.1% 6.1% Increase Net Income $90 million 8.6% Increase $419 million 38.7% Increase Adjusted Net Income $90 million 21.9% Increase $395 million 34.2% Increase Diluted EPS $0.63 12.5% Increase $2.91 43.4% Increase Adjusted Diluted EPS $0.64 25.5% Increase $2.76 38.7% Increase Net Cash Provided by Operating Activities $216 million 77.1% Increase $500 million 35.3% Increase

FY'19 PERFORMANCE: ALIGNED WITH INVESTMENT THESIS Organic growth in revenue ex-billables of ~9% year-over-year driven by continued strong client demand ~6% year-over-year headcount growth; poised to execute on largest fiscal-year book-to-bill since IPO INDUSTRY LEADING ORGANIC REVENUE GROWTH CONTRACT PERFORMANCE DRIVES MARGIN EXPANSION PRUDENT CAPITAL DEPLOYMENT Adj. EBITDA margin on revenue of 10.1%; record Adj. EBITDA of $675M (~15% growth year-over-year) Organic growth and strong contract-level execution continue to drive profitability FY'20 guidance of Adj. EBITDA margin in the low 10% range $78 million in Q4 share repurchases; $250 million through March 31, 2019 $32 million in Q4 quarterly dividends; $114 million through March 31, 2019 Reaffirming three-year goal to deploy ~$1.4B; achieved goal to deploy >$350M during FY'19 UPDATED INVESTMENT THESIS Unique Market Position Strong Financial Returns Option Value = + 66% ADEPS GROWTH BY FY'21 1 + ~2% DIVIDEND YIELD 6 - 9% Low 10% Range ~$1.4B Annual Revenue Growth Adj. EBITDA Margins 1 Capital Deployment Investments in innovation, talent, and capabilities position us to help clients adopt current and new technologies First mover advantage enhanced by our ability to combine mission knowledge, consulting heritage and technical depth creating value for critical missions and top priorities Continued investment in new business lines and solutions that will drive future growth FY'18 - FY'21 1) ADEPS and Adjusted EBITDA Margin goals have been updated to reflect our performance one year into our Investment Thesis

CAPITAL ALLOCATION DELIVERING STRONG CAPITAL RETURNS THROUGH EFFICIENT CAPITAL DEPLOYMENT STRATEGY Achieved our target of deploying >$350M during FY'19; multi-year capital deployment plan remains on track, subject to market conditions Deployed ~$364M during FY'19, including ~$110M during the fourth quarter Aim to deploy ~$1.0B on over the next two fiscal years, aligning with our overall three-year goal of $1.4B In May, our Board approved a $400M increase in our share repurchase authorization bringing our remaining capacity to ~$658M Ample cash on hand and balance sheet capacity to support our capital deployment objectives The Board authorized a regular dividend of 23 cents per share, payable on June 28th to stockholders of record on June 14th LTM CAPITAL DEPLOYMENT ($ IN MILLIONS) QUARTERLY CAPITAL DEPLOYMENT ($ IN MILLIONS)

APPENDIX

NON-GAAP FINANCIAL INFORMATION "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. "Adjusted Operating Income" represents operating income before transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Net Income" represents net income before: (i) adjustments related to the amortization of intangible assets resulting from the Carlyle Acquisition, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) amortization or write-off of debt issuance costs and write-off of original issue discount, (iv) release of income tax reserves, and (v) re-measurement of deferred tax assets and liabilities as a result of the 2017 Tax Act in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment.

(a) Reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on July 23, 2018. (b) Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations. (c) Release of pre-acquisition income tax reserves assumed by the Company in connection with the Carlyle Acquisition. (d) Reflects primarily the adjustments made to the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act, including a measurement period adjustment associated with the unbilled receivables method change approved by the IRS in the third quarter of fiscal 2019. (e) With the enactment of the 2017 Tax Act, fiscal 2018 and fiscal 2019 adjustments are reflected using assumed effective tax rates of 36.5% and 26%, which approximate the blended federal and state tax rates for fiscal 2018 and 2019, respectively, and consistently exclude the impact of other tax credits and incentive benefits realized. (f) Excludes an adjustment of approximately $0.4 million and $1.8 million of net earnings for the three and twelve months ended March 31, 2019, respectively, and excludes an adjustment of approximately $0.4 million and $1.9 million of net earnings for the three and twelve months ended March 31, 2018, respectively, associated with the application of the two-class method for computing diluted earnings per share. NON-GAAP FINANCIAL INFORMATION Three Months EndedMarch 31, Three Months EndedMarch 31, Fiscal Year EndedMarch 31, Fiscal Year EndedMarch 31, (In thousands, except share and per share data) 2019 2019 2018 2018 2019 2019 2018 2018 (Unaudited) (Unaudited) (Unaudited) (Unaudited) Revenue, Excluding Billable Expenses Revenue $ 1,780,080 $ 1,631,076 $ 6,704,037 $ 6,167,600 Billable expenses 538,833 483,077 2,004,664 1,861,312 Revenue, Excluding Billable Expenses $ 1,241,247 $ 1,147,999 $ 4,699,373 $ 4,306,288 Adjusted Operating Income Operating Income $ 135,099 $ 131,696 $ 602,394 $ 519,723 Transaction expenses (a) — — 3,660 — Adjusted Operating Income $ 135,099 $ 131,696 $ 606,054 $ 519,723 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income $ 89,575 $ 82,506 $ 418,529 $ 301,692 Income tax expense 28,305 23,661 96,874 128,344 Interest and other, net (b) 17,219 25,529 86,991 89,687 Depreciation and amortization 18,216 16,560 68,575 64,756 EBITDA 153,315 148,256 670,969 584,479 Transaction expenses (a) — — 3,660 — Adjusted EBITDA $ 153,315 $ 148,256 $ 674,629 $ 584,479 Adjusted EBITDA Margin on Revenue 8.6% 9.1% 10.1% 9.5 % Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 12.4% 12.9% 14.4% 13.6 % Adjusted Net Income Net income $ 89,575 $ 82,506 $ 418,529 $ 301,692 Transaction expenses (a) — — 3,660 — Release of income tax reserves (c) — — (462) — Re-measurement of deferred tax assets/liabilities (d) — (9,107) (27,908) (9,107) Amortization or write-off of debt issuance costs and write-off of original issue discount 519 662 2,920 2,655 Adjustments for tax effect (e) (135) (242) (1,711) (969) Adjusted Net Income $ 89,959 $ 73,819 $ 395,028 $ 294,271 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 141,050,704 145,577,134 143,156,176 147,750,022 Adjusted Net Income Per Diluted Share (f) $ 0.64 $ 0.51 $ 2.76 $ 1.99 Free Cash Flow Net cash provided by operating activities $ 216,407 $ 122,223 $ 499,610 $ 369,143 Less: Purchases of property and equipment (36,605) (15,370) (94,681) (78,437) Free Cash Flow $ 179,802 $ 106,853 $ 404,929 $ 290,706

a The use and definition of Non-GAAP financial measurements can be found in the company's public filings. b Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations. c Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. d Fiscal 2015 reflects debt refinancing costs associated with the refinancing transaction consummated on May 7, 2014. Fiscal 2017 reflects debt refinancing costs associated with the refinancing transaction consummated on July 13, 2016. e Release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group. f Reflects the tax effect of adjustments at an assumed effective tax rate of 40%. g Excludes adjustments associated with the application of the two-class method for computing diluted earnings per share. NON-GAAP FINANCIAL INFORMATION

FINANCIAL RESULTS – KEY DRIVERS Fourth Quarter Fiscal 2019 – Below is a summary of the key factors driving results for the fiscal 2019 fourth quarter ended March 31, 2019 as compared to the prior year period: Revenue increased by 9.1% to $1.8 billion driven primarily by continued strength in client demand, which led to increased client staff headcount and an increase in direct client staff labor, as well as improved contract performance. Revenue growth was also driven by an increase in billable expenses, including subcontractors and direct expenses incurred on behalf of our clients. Revenue, Excluding Billable Expenses increased 8.1% to $1.2 billion due to increased client demand which led to increased client staff headcount, an increase in direct client staff labor, and improved contract performance. Operating Income and Adjusted Operating Income both increased 2.6% to $135.1 million. Increases in both were primarily driven by the same factors driving revenue growth. Net income increased 8.6% to $89.6 million and Adjusted Net Income increased 21.9% to $90.0 million. These increases were primarily driven by the same factors as Operating Income and Adjusted Operating Income. Net income and Adjusted Net Income also benefited from the Company’s recognition of an income tax benefit driven by the lower federal corporate tax rate. EBITDA and Adjusted EBITDA both increased 3.4% to $153.3 million. These increases were due to the same factors as Operating Income and Adjusted Operating Income. Diluted EPS increased to $0.63 from $0.56 and Adjusted Diluted EPS increased to $0.64 from $0.51. The increases were primarily driven by the same factors as Net Income and Adjusted Net Income, as well as a lower share count in the fourth quarter of fiscal 2019. As of March 31, 2019, total backlog was $19.3 billion, an increase of 20.6%. Funded backlog was $3.4 billion, an increase of 28.0%.

Fiscal Year Ended March 31, 2019 – Booz Allen's cumulative performance for fiscal 2019 has resulted in: Net cash proved by operating activities was $499.6 million for the year ended March 31, 2019 as compared to $369.1 million in the prior year period. The improvement in operating cash flow over the prior year was primarily due to revenue growth and lower cash paid for taxes in fiscal 2019 as compared to fiscal 2018. Free Cash Flow was $404.9 million for the year ended March 31, 2019 as compared to $290.7 million for the year ended March 31, 2018. Free Cash Flow was affected by the same factors affecting cash provided by operating activities, partially offset by an increase in capital expenditures over the prior year primarily related to investments in our facilities and infrastructure, financial management systems and information technology. FINANCIAL RESULTS – KEY DRIVERS

Shareholder and Stock Information Website: investors.boozallen.com Contact Information Investor Relations Nicholas Veasey Vice President of Investor Relations 703/377-5332 Veasey_Nicholas@bah.com Media James Fisher Principal, Media Relations 703/377-7595 Fisher_James_W@bah.com Corporate Governance Nancy Laben Executive Vice President, Chief Legal Officer and Secretary 703/377-9042 Laben_Nancy@bah.com